Exhibit 23







INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration
Statement Nos. 33-50139, 33-50373, and 33-53133 of Ohio Power
Company on Form S-3 of our reports dated February 27, 1996, appearing in and incorporated by reference in this Annual Report on Form 10-K of Ohio Power Company for the year ended December 31,
1995.




Deloitte & Touche LLP
Columbus, Ohio
March 27, 1996